UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

DECEMBER 31, 2007

Annual Report to Shareholders

DWS RREEF Global Real Estate Securities Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. The fund involves additional risk due to its narrow focus. There are special risks associated with an investment in real estate, including credit risk, interest rate fluctuations and the impact of varied economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2007

Classes A, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a contingent deferred sales charge (CDSC) of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 are 1.68%, 2.28% and 1.28% for Class A, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 12/31/07
DWS RREEF Global Real Estate Securities Fund	1-Year	Life of Fund*
Class A	-7.84%	9.50%
Class C	-8.67%	8.54%
Institutional Class	-7.64%	9.71%
FTSE EPRA/NAREIT Global Real Estate Index+	-6.96%	10.78%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.
Net Asset Value and Distribution Information
	Class A	Class C	Institutional Class
Net Asset Value: 12/31/07	$ 10.50	$ 10.62	$ 10.49
12/31/06	$ 12.22	$ 12.23	$ 12.23
Distribution Information: Twelve Months as of 12/31/07: Income Dividends	$ .63	$ .41	$ .67
Capital Gain Distributions	$ .17	$ .17	$ .17
Class A Lipper Rankings — Real Estate Funds Category as of 12/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	48	of	309	16

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS RREEF Global Real Estate Securities Fund — Class A [] FTSE EPRA/NAREIT Global Real Estate Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 12/31/07
DWS RREEF Global Real Estate Securities Fund		1-Year	Life of Fund*
Class A	Growth of $10,000	$8,686	$10,794
	Average annual total return	-13.14%	5.24%
Class C	Growth of $10,000	$9,133	$11,303
	Average annual total return	-8.67%	8.54%
FTSE EPRA/NAREIT Global Real Estate Index+	Growth of $10,000	$9,304	$11,663
	Average annual total return	-6.96%	10.78%

The growth of $10,000 is cumulative.

* DWS RREEF Global Real Estate Securities Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.
Growth of an Assumed $1,000,000 Investment
[] DWS RREEF Global Real Estate Securities Fund — Institutional Class [] FTSE EPRA/NAREIT Global Real Estate Index+

Comparative Results as of 12/31/07
DWS RREEF Global Real Estate Securities Fund		1-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$923,600	$1,148,500
	Average annual total return	-7.64%	9.71%
FTSE EPRA/NAREIT Global Real Estate Index+	Growth of $1,000,000	$930,400	$1,166,300
	Average annual total return	-6.96%	10.78%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

* DWS RREEF Global Real Estate Securities Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.
+ The FTSE EPRA/NAREIT Global Real Estate Index Series is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. The index series includes a range of regional and country indices, Dividend+ indices, Global Sectors, Investment Focus, and a REITs and Non-REITs series. The Index is calculated using closing market prices and translates into US dollars using Reuters closing price. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 are 1.30% Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 12/31/07
DWS RREEF Global Real Estate Securities Fund	1-Year	Life of Fund*
Class S	-7.72%	9.68%
FTSE EPRA/NAREIT Global Real Estate Index+	-6.96%	10.78%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 12/31/07	$ 10.50
12/31/06	$ 12.23
Distribution Information: Twelve Months as of 12/31/07: Income Dividends	$ .66
Capital Gain Distributions	$ .17
Class S Lipper Rankings — Real Estate Funds Category as of 12/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	44	of	309	15

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Class S shares; other classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS RREEF Global Real Estate Securities Fund — Class S [] FTSE EPRA/NAREIT Global Real Estate Index+

Comparative Results as of 12/31/07
DWS RREEF Global Real Estate Securities Fund		1-Year	Life of Fund*
Class S	Growth of $10,000	$9,228	$11,481
	Average annual total return	-7.72%	9.68%
FTSE EPRA/NAREIT Global Real Estate Index+	Growth of $10,000	$9,304	$11,663
	Average annual total return	-6.96%	10.78%

The growth of $10,000 is cumulative.

* DWS RREEF Global Real Estate Securities Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.
+ The FTSE EPRA/NAREIT Global Real Estate Index Series is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. The index series includes a range of regional and country indices, Dividend+ indices, Global Sectors, Investment Focus, and a REITs and Non-REITs series. The Index is calculated using closing market prices and translates into US dollars using Reuters closing price. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2007 to December 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2007
Actual Fund Return*	Class A	Class C	Class S	Institutional Class
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 919.30	$ 915.40	$ 920.30	$ 920.60
Expenses Paid per $1,000*	$ 7.30	$ 11.35	$ 6.39	$ 6.20
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,017.59	$ 1,013.36	$ 1,018.55	$ 1,018.75
Expenses Paid per $1,000*	$ 7.68	$ 11.93	$ 6.72	$ 6.51
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS RREEF Global Real Estate Securities Fund	1.51%	2.35%	1.32%	1.28%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

DWS RREEF Global Real Estate Securities Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS RREEF Global Real Estate Securities Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

RREEF America L.L.C. ("RREEF"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the fund. RREEF or a sub-subadvisor makes the investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions.

Pursuant to investment subadvisory agreements between RREEF and each of RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited (the "sub-subadvisors"), these entities act as sub-subadvisors to the fund. The sub-subadvisors are indirect, wholly owned subsidiaries of Deutsche Bank AG. As subadvisors, under the supervision of the Board of Trustees, DIMA and RREEF, the sub-subadvisors manage the fund's investments in specific foreign markets. RREEF allocates, and reallocates as it deems appropriate, the fund's assets among the sub-subadvisors.

RREEF Global Advisers Limited manages stock selection decisions for the European portion of the fund's portfolio. Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited manage the stock selection decisions for the Asian and Australian portions of the fund's portfolio, respectively.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

John F. Robertson, CFA

Managing Director of Deutsche Asset Management and of RREEF and Lead Portfolio Manager of the fund.

Joined RREEF in 1997, Deutsche Asset Management in 2002 and the fund in 2006.

Prior to that, Assistant Vice President of Lincoln Investment Management responsible for REIT research.

Over 16 years of investment industry experience.

BA, Wabash College; MBA, Indiana University.

Daniel Ekins

Managing Director of Deutsche Asset Management and of RREEF, and Portfolio Manager of the fund.

Joined RREEF in 1997, Deutsche Asset Management in 2002 and the fund in 2006.

Over 21 years of investment industry experience.

BS, University of South Australia.

John Hammond

Managing Director of Deutsche Asset Management and of RREEF, and Portfolio Manager of the fund.

Joined RREEF and Deutsche Asset Management in 2004 and the fund in 2006.

Prior to that, Director at Schroder Property Investment Management; Director at Henderson Global Investors.

Over 15 years of investment industry experience.

BSc, University of Reading, UK.

William Leung

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 2000 and the fund in 2006.

Prior to that, equity research analyst focusing on Hong Kong and China at Merrill Lynch and UBS Warburg.

Over 10 years of investment industry experience.

MBA, Hong Kong University of Science & Technology.

John W. Vojticek

Managing Director of Deutsche Asset Management and of RREEF and Portfolio Manager of the fund.

Joined RREEF and Deutsche Asset Management in 2004 and the fund in 2006.

Prior to that, Principal at KG Redding and Associates, March 2004-September 2004.

Prior to that, Managing Director of RREEF from 1996-March 2004 and Deutsche Asset Management from 2002-March 2004.

Over 11 years of investment industry experience.

BS, University of Southern California.

In the following interview, Lead Portfolio Manager John F. Robertson discusses the market environment, performance results and regional positioning of DWS RREEF Global Real Estate Securities Fund during the fund's most recent year ended December 31, 2007.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the fund perform over the 12-month period?

A: Following the global Real Estate Investment Trust (REIT) market's impressive performance in the first two months of 2007, especially in Asia, most real estate prices endured a sharp correction over the remainder of the period based initially on fears of rising global interest rates and — later in the year — concern over the effects of the subprime mortgage "contagion" on the office market, REITs in general and the global economy. For the year ended December 31, 2007, DWS RREEF Global Real Estate Securities Fund returned -7.84%. (Returns are for Class A shares, unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and for more complete performance information.) In comparison, the fund's benchmark, the FTSE EPRA/NAREIT Global Real Estate Index, returned -6.96%.1

1 The FTSE EPRA/NAREIT Global Real Estate Index Series is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. The index series includes a range of regional and country indices, Dividend+ indices, Global Sectors, Investment Focus, and a REITs and Non-REITs series. The Index is calculated using closing market prices and translates into US dollars using Reuters closing price.
Index returns assume reinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

Q: Would you describe the investment process that the portfolio team uses?

A: In constructing the fund's investment portfolio, the managers employ a disciplined two-step process: First, they select sectors and geographic regions in which to invest, and determine the degree of representation of these sectors and regions through a systematic evaluation of public and private property market trends and conditions. Second, the managers use an in-house valuation process to identify investments that they believe have superior income and growth potential relative to other similar real estate issues. This process examines several factors, including property values of the issuer's holdings, a company's capital structure and its management and strategy.

The managers seek to identify global real estate investments that they believe will provide superior returns, focusing on companies with strong cash flow growth potential and the capacity for sustained dividend increases. To find these issuers, the investment team tracks economic conditions and real estate market performance in major international metropolitan areas and analyzes the performance of various property types within those regions.

Q: Would you discuss the investment environment and performance of the four regions the fund covers — North America, Europe, Australia and Asia?

A: Asia was the top-performing region for the period, driven by solid performance within Japan and Singapore earlier in the year, and then by the bubbling Hong Kong market. Investors believe the latest round of US interest rate cuts will help Hong Kong real estate securities, and the opening of Hong Kong's Hang Seng Index (which includes Asian Real Estate Investment Trusts and REIT equivalents) to mainland Chinese investors has been extremely positive. Hong Kong investors are also taking advantage of the explosive growth occurring in mainland China real estate.2 Singapore real estate shares enjoyed a sharp run-up earlier in 2007 and then pulled back as investors took profits. In addition, government officials in Singapore have been taking measures to prevent the country's economy from overheating and sparking excess inflation.

2 The Hang Seng Index is a freefloat-adjusted market capitalization-weighted stock market index in Hong Kong. It is used to record and monitor daily changes of the largest companies of the Hong Kong stock market and is the main indicator of the overall market performance in Hong Kong. These 40 companies represent approximately 65% of the capitalization of the Hong Kong Stock Exchange.
Index returns assume reinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

In North America, merger and acquisition activity that had long supported the region's real estate market carried over into January 2007, but from the summer through the end of the year it came to a standstill. Problems in the subprime mortgage area negatively affected this market, as worries that subprime defaults would hurt the Orange County, California office market spread to New York City and then throughout the region. June was an especially difficult month as many investors in the broader US stock market rotated out of REITs. As the region suffered through a tough fourth quarter, many worried that underlying commercial real estate property values in the United States would fall significantly.

The Australian market performed steadily for the first nine months of the year, with the fund's position there also benefiting from currency fluctuations. However, in the fourth quarter, the disclosure by the Australian shopping center developer Centro Properties Group that it had been unable to refinance $2.7 billion of its short-term debt sent the company's shares — and the Australian market — plummeting. Market reaction was extreme because there had been no hint of any problem with the company's debt rollover capability. We liquidated the fund's position in Centro Properties (one of the fund's largest individual detractors from performance during this period) following its disappointing earnings announcement.

The weakest regional performance during the period came from Europe. Germany offered an initial positive note, as the approval in January of REIT structure ("G-REIT") legislation by the German parliament boosted the country's real estate market. However, in the second half of the year, the UK market was hit hard due to investor concern over the extent of UK financial companies' possible subprime exposure, which in turn negatively affected London office space. In continental Europe, the subprime "contagion" took its toll, along with worries that a slowing global economy would negatively affect real estate investments.

One of the top individual performers for the fund over the period was New World Development Co., Ltd., a diversified Real Estate Investment Trust from Hong Kong. The company has been a leader among real estate securities firms benefiting from strong growth in China.

Q: What is your positioning and outlook concerning the global REIT market in the coming months?

A: Among the four main regions of the world for real estate investment, at the end of the period we were significantly overweight in Asia.3 We believe that Asia remains in a virtuous cycle in terms of its attractiveness to investors outside the region: Though Singapore has suffered a pullback, we believe that Asia regionally and Hong Kong in particular continue to exhibit the potential for strong growth. In North America, we have been selectively adding US REITs, keeping in mind that heavily discounted REIT prices there may not be as attractive as they currently seem, given sliding underlying real estate values.

In Europe, we are maintaining a slight underweight compared with the benchmark, as negative market sentiment continues to prevail in the UK and Continental Europe. We are also underweight Australia, a slower-moving market. Earnings could be respectable within Australia in the coming months, but we still believe that real estate investment opportunities there are not as compelling.

3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

The outlook for the real estate market worldwide is guarded at present, as uncertainty over the extent of subprime exposure for banks and investment firms has sparked persistent financial market volatility. Fundamental factors (e.g., rent growth rates for office Real Estate Investment Trusts) continue to be positive in most regions of the world, but are being overshadowed at present by signs of a possible economic slowdown in the United States. We believe that recent real estate securities market volatility represents an overreaction, and continue to be excited about growth prospects for real estate securities in regions worldwide, especially in Asia.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	12/31/07	12/31/06

Common Stocks	99%	97%
Cash Equivalents	—	2%
Closed End Investment Companies	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/07	12/31/06

Diversified	53%	48%
Office	14%	15%
Shopping Centers	8%	10%
Regional Malls	7%	6%
Apartments	6%	8%
Health Care	3%	2%
Hotels	3%	5%
Industrials	3%	2%
Storage	2%	3%
Manufactured Homes	1%	1%
	100%	100%
Geographical Diversification (As a % of Common Stocks)	12/31/07	12/31/06

Asia	37%	27%
North America	35%	40%
Europe	15%	22%
Australia	11%	11%
Other	2%	—
	100%	100%

Asset allocation, sector diversification and geographical diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2007 (30.8% of Net Assets)	Country	Percent
1. Sun Hung Kai Properties Ltd. Developer and investor in real estate	Hong Kong	5.6%
2. Mitsubishi Estate Co., Ltd. Provider of real estate services	Japan	4.3%
3. Mitsui Fudosan Co., Ltd. Provider of real estate services	Japan	3.6%
4. Simon Property Group, Inc. Operator of regional shopping malls	United States	3.2%
5. Vornado Realty Trust Operator of investments in community shopping centers	United States	2.7%
6. ProLogis Owner of global corporate distribution facilities	United States	2.5%
7. New World Development Co., Ltd. Develops and invests in properties	Hong Kong	2.4%
8. Westfield Group Invests in, leases and manages shopping centers	Australia	2.3%
9. AvalonBay Communities, Inc. Self-managed, multifamily real estate investment trust	United States	2.2%
10. General Growth Properties, Inc. Owner and developer of shopping mall centers	United States	2.0%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2007

	Shares	Value ($)

Common Stocks 97.6%
Australia 10.6%
Abacus Property Group	2,983,499	4,563,721
Aspen Group	2,901,260	5,835,486
Becton Property Group	1,056,755	3,552,767
Charter Hall Group	3,031,177	6,612,938
Commonwealth Property Office Fund	2,080,162	2,827,577
FKP Property Group	812,458	4,510,913
Goodman Group	2,534,285	10,906,357
ING Industrial Fund (Units)	1,027,362	2,283,126
Lend Lease Corp., Ltd.	217,217	3,288,878
Macquarie Leisure Trust Group	1,685,015	5,154,728
Mirvac Group	1,516,015	7,970,603
Stockland	806,729	5,938,219
Valad Property Group	4,091,797	4,611,668
Westfield Group	1,004,600	18,407,193
(Cost $93,803,249)		86,464,174
Austria 0.4%
Conwert Immobilien Invest AG* (Cost $3,862,857)	200,000	3,525,726
Brazil 0.9%
Brasil Brokers Participacoes*	750	547,753
Construtora Tenda SA*	450,800	2,588,890
Iguatemi Empresa de Shopping Centers SA	204,350	3,338,876
Multiplan Empreendimentos Imobiliarios SA*	89,950	1,074,148
(Cost $7,204,634)		7,549,667
Canada 1.4%
Allied Properties Real Estate Investment Trust	110,300	2,317,870
Boardwalk Real Estate Investment Trust	89,200	4,026,405
Chartwell Seniors Housing Real Estate Investment Trust	185,850	2,137,289
Morguard Real Estate Investment Trust (Units)	228,500	2,998,201
(Cost $11,249,061)		11,479,765
Channel Islands 0.3%
Aseana Properties Ltd.*	1,046,875	1,088,750
Camper & Nicholsons Marina Investments Ltd.*	1,100,000	1,434,228
(Cost $2,468,172)		2,522,978
China 1.4%
Guangzhou R&F Properties Co., Ltd. "H"	1,420,600	5,000,696
Shui On Land Ltd.	5,525,000	6,411,353
(Cost $7,728,778)		11,412,049
Finland 0.6%
Sponda Oyj	200,000	2,376,579
Technopolis Oyj	300,000	2,530,508
(Cost $5,590,903)		4,907,087
France 3.4%
Fonciere des Murs	50,000	1,678,664
Fonciere des Regions	25,000	3,147,170
Icade	25,000	3,727,128
Societe de la Tour Eiffel	18,000	2,470,648
Unibail-Rodamco (a)	38,067	8,286,180
Unibail-Rodamco (a)	36,933	8,012,255
(Cost $32,114,356)		27,322,045
Germany 0.9%
Colonia Real Estate AG*	120,000	2,929,680
IVG Immobilien AG	90,000	3,046,017
Magnat Real Estate Opportunities GmbH & Co.*	700,000	1,421,795
(Cost $10,187,085)		7,397,492
Hong Kong 17.0%
C C Land Holdings Ltd.	744,000	1,073,034
China Overseas Land & Investment Ltd.	5,875,000	12,061,747
China Resources Land Ltd.	3,639,000	7,936,245
Hang Lung Properties Ltd.	2,800,000	12,839,289
Henderson Land Development Co., Ltd.	1,558,000	14,461,506
Hongkong Land Holdings Ltd.	2,580,000	12,665,148
Kerry Properties Ltd.	1,326,146	10,635,279
New World China Land Ltd.	1,400,000	1,261,961
New World Development Co., Ltd.	5,512,293	19,418,208
Sun Hung Kai Properties Ltd.	2,186,000	45,932,182
(Cost $101,186,321)		138,284,599
India 0.3%
DLF Ltd.	70,000	1,892,147
Peninsula Land Ltd.	231,696	837,130
(Cost $2,218,844)		2,729,277
Italy 0.3%
Risanamento SpA* (Cost $3,828,700)	500,000	2,687,600
Japan 13.2%
AEON Mall Co., Ltd.	163,000	4,278,594
Japan Real Estate Investment Corp.	975	12,050,819
Mitsubishi Estate Co., Ltd.	1,463,000	35,069,416
Mitsui Fudosan Co., Ltd.	1,368,000	29,565,130
Nippon Building Fund, Inc.	875	12,249,745
Sumitomo Realty & Development Co., Ltd.	575,000	14,142,893
(Cost $120,213,734)		107,356,597
Luxembourg 0.1%
Orco Property Group (Cost $1,303,142)	10,000	1,188,413
Malaysia 0.5%
IGB Corp. Bhd.	2,700,000	1,828,327
SP Setia Bhd.	750,000	1,125,469
Sunrise Bhd.	995,280	961,142
(Cost $4,359,527)		3,914,938
Netherlands 0.4%
Eurocommercial Properties NV (CVA) (Cost $3,226,647)	60,000	3,080,384
Norway 0.6%
Norwegian Property ASA	265,745	3,228,312
Scandinavian Property Development ASA*	250,000	1,381,254
(Cost $4,735,431)		4,609,566
Philippines 0.4%
Megaworld Corp. (Cost $1,233,229)	35,000,000	3,182,393
Russia 0.2%
Sistema Hals (GDR) (REG S)* (a)	50,000	482,573
Sistema Hals (GDR) (REG S)* (a)	100,000	975,000
(Cost $1,778,750)		1,457,573
Singapore 3.7%
Allgreen Properties Ltd.	2,518,000	2,567,499
Ascendas India Trust	2,609,000	2,322,647
Ascendas Real Estate Investment Trust	1,387,000	2,359,791
Capitaland Ltd.	2,573,000	11,062,874
CapitaMall Trust	2,800,000	6,658,227
CDL Hospitality Trusts	747,000	1,217,622
City Developments Ltd.	374,000	3,641,834
The Ascott Group Ltd.	494,877	416,633
(Cost $30,783,765)		30,247,127
South Africa 0.5%
Growthpoint Properties Ltd. (Units)	1,300,000	2,969,372
Madison Property Fund Managers Holdings Ltd. (Units)	851,450	1,238,578
(Cost $3,575,076)		4,207,950
Sweden 0.7%
Hufvudstaden AB "A"	220,000	2,090,825
Klovern AB	500,000	1,958,669
Lennart Wallenstam Byggnads AB "B"	75,000	1,390,925
(Cost $5,427,779)		5,440,419
United Kingdom 6.7%
A&J Mucklow Group PLC	100,000	674,364
Big Yellow Group PLC	355,000	3,069,928
British Land Co. PLC	320,000	5,964,743
Derwent London PLC	150,000	4,186,286
Equest Balkan Properties PLC	700,000	1,129,254
Great Portland Estates PLC	290,000	2,748,224
Hammerson PLC	230,000	4,678,405
Helical Bar PLC	31,375	202,321
Hirco PLC*	400,000	3,000,782
Land Securities Group PLC	350,000	10,407,938
London & Stamford Property Ltd.*	1,125,000	2,261,820
Mapeley Ltd.	51,700	1,548,751
Northern European Properties Ltd.	1,190,138	1,232,075
Safestore Holdings Ltd.	791,910	2,732,708
Segro PLC	248,137	2,304,112
Songbird Estates PLC "B"	254,440	892,272
South African Property Opportunities PLC*	1,500,000	3,329,279
Terrace Hill Group PLC	1,364,669	1,774,262
Unite Group PLC	400,000	2,799,783
(Cost $70,264,425)		54,937,307
United States 33.1%
Apartment Investment & Management Co. "A" (REIT)	195,500	6,789,715
AvalonBay Communities, Inc. (REIT)	191,000	17,980,740
BioMed Realty Trust, Inc. (REIT)	152,050	3,522,999
Boston Properties, Inc. (REIT)	138,100	12,678,961
BRE Properties, Inc. (REIT)	180,100	7,299,453
Brookfield Properties Corp.	207,050	3,985,713
Colonial Properties Trust (REIT)	59,950	1,356,669
Digital Realty Trust, Inc. (REIT)	75,800	2,908,446
Douglas Emmett, Inc. (REIT)	335,850	7,593,568
Equity Lifestyle Properties, Inc. (REIT)	115,050	5,254,333
Equity Residential (REIT)	264,900	9,660,903
Essex Property Trust, Inc. (REIT)	3,200	311,968
Federal Realty Investment Trust (REIT)	133,350	10,954,702
FelCor Lodging Trust, Inc. (REIT)	186,400	2,905,976
General Growth Properties, Inc. (REIT)	399,700	16,459,646
HCP, Inc. (REIT)	101,200	3,519,736
Host Hotels & Resorts, Inc. (REIT)	904,850	15,418,644
LaSalle Hotel Properties (REIT)	90,200	2,877,380
LTC Properties, Inc. (REIT)	59,195	1,482,835
Nationwide Health Properties, Inc. (REIT)	222,700	6,986,099
Parkway Properties, Inc. (REIT)	38,950	1,440,371
ProLogis (REIT)	320,800	20,332,304
Public Storage (REIT)	139,850	10,266,388
Regency Centers Corp. (REIT)	181,400	11,698,486
Saul Centers, Inc. (REIT)	39,676	2,119,889
Senior Housing Properties Trust (REIT)	191,400	4,340,952
Simon Property Group, Inc. (REIT)	301,550	26,192,633
SL Green Realty Corp. (REIT)	70,000	6,542,200
Starwood Hotels & Resorts Worldwide, Inc. (REIT)	59,750	2,630,793
Tanger Factory Outlet Centers, Inc. (REIT)	152,050	5,733,805
Taubman Centers, Inc. (REIT)	67,050	3,298,190
The Macerich Co. (REIT)	100,350	7,130,871
Ventas, Inc. (REIT)	142,500	6,448,124
Vornado Realty Trust (REIT)	246,617	21,689,965
(Cost $313,806,245)		269,813,457
Total Common Stocks (Cost $842,165,698)		795,718,583
	Principal Amount (EUR)	Value ($)

Corporate Bonds 0.0%
Germany
Colonia Real Estate AG, 1.875%, 12/7/2011 (Cost $167,927)	126,000	145,119
	Shares	Value ($)

Closed-End Investment Companies 0.5%
United Kingdom 0.4%
North Real Estate Opportunities Fund Ltd.* (Cost $2,787,011)	2,000,000	3,041,064
United States 0.1%
Eurocastle Investment Ltd. (Cost $2,855,597)	50,000	1,217,670
Total Closed-End Investment Companies (Cost $5,642,608)		4,258,734

Rights 0.0%
Malaysia
SP Setia Bhd.* (Cost $0)	125,000	15,875

Cash Equivalents 0.0%
Cash Management QP Trust, 4.67% (b) (Cost $130,804)	130,804	130,804
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $848,107,037)+	98.1	800,269,115
Other Assets and Liabilities, Net	1.9	15,716,684
Net Assets	100.0	815,985,799

Portfolio holdings in real estate entities outside the United States are generally organized as either corporations, trusts or partnerships subject to the tax laws of their country of domicile.

* Non-income producing security.
+ The cost for federal income tax purposes was $866,514,647. At December 31, 2007, net unrealized depreciation for all securities based on tax cost was $66,245,532. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $54,142,140 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $120,387,672.
(a) Securities with the same description are the same corporate entity but trade on diffferent stock exchanges.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

CVA: Certificaten Van Aandelen

GDR: Global Depositary Receipt

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2007
Assets
Investments: Investments in securities, at value (cost $847,976,233)	$ 800,138,311
Investment in Cash Management QP Trust (cost $130,804)	130,804
Total investments, at value (cost $848,107,037)	800,269,115
Foreign currency, at value (cost $15,374,839)	15,510,032
Receivable for investments sold	3,414,841
Receivable for Fund shares sold	6,107,096
Dividends receivable	4,124,039
Interest receivable	17,914
Foreign taxes recoverable	147,677
Due from Advisor	71,642
Other assets	60,038
Total assets	829,722,394
Liabilities
Cash overdraft	57,748
Notes payable	950,000
Payable for currency purchased	2,906,000
Payable for investments purchased	4,508,644
Payable for Fund shares redeemed	4,043,323
Accrued management fee	727,496
Other accrued expenses and payables	543,384
Total liabilities	13,736,595
Net assets, at value	$ 815,985,799
Net Assets Consist of
Accumulated distributions in excess of net investment income	(17,274,150)
Net unrealized appreciation (depreciation) on: Investments	(47,837,922)
Foreign currency	231,968
Accumulated net realized gain (loss)	(26,294,648)
Paid-in capital	907,160,551
Net assets, at value	$ 815,985,799

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2007 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($423,516,184 ÷ 40,342,074 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 10.50
Maximum offering price per share (100 ÷ 94.25 of $10.50)	$ 11.14

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($89,623,989 ÷ 8,440,924 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 10.62
Class S Net Asset Value, offering and redemption price(a) per share ($123,095,725 ÷ 11,726,350 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 10.50

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($179,749,901 ÷ 17,136,910 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 10.49
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2007
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,245,785)	$ 17,076,398
Interest — Cash Management QP Trust	517,820
Interest	187,025
Total Income	17,781,243
Expenses: Management fee	6,693,287
Administration fee	672,122
Services to shareholders	1,337,715
Custodian fee	371,752
Distribution and service fees	1,796,973
Professional fees	96,987
Trustees' fees and expenses	18,677
Interest expense	68,028
Offering expenses	329,890
Reports to shareholders	191,005
Registration fees	104,010
Other	25,416
Total expenses before expense reductions	11,705,862
Expense reductions	(1,131,568)
Total expenses after expense reductions	10,574,294
Net investment income	7,206,949
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(10,477,018)
Capital gains dividends received	2,757,930
Foreign currency	256,340
(7,462,748)
Change in net unrealized appreciation (depreciation) on: Investments	(86,741,421)
Foreign currency	229,120
(86,512,301)
Net gain (loss)	(93,975,049)
Net increase (decrease) in net assets resulting from operations	$ (86,768,100)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Year Ended December 31, 2007	Period Ended December 31, 2006*
Operations: Net investment income	$ 7,206,949	$ 1,219,267
Net realized gain (loss)	(7,462,748)	5,523,731
Change in net unrealized appreciation (depreciation)	(86,512,301)	38,906,347
Net increase (decrease) in net assets resulting from operations	(86,768,100)	45,649,345
Distributions to shareholders from: Net investment income: Class A	(21,539,917)	(3,368,642)
Class C	(2,880,164)	(172,723)
Class S	(4,354,699)	(236,514)
Institutional Class	(5,621,503)	(67,120)
Net realized gains: Class A	(6,102,658)	(1,122,852)
Class C	(1,280,911)	(95,427)
Class S	(1,343,655)	(76,295)
Institutional Class	(1,824,797)	(21,227)
Total distributions	(44,948,304)	(5,160,800)
Fund share transactions: Proceeds from shares sold	785,955,800	303,608,242
Reinvestment of distributions	39,595,569	4,988,161
Cost of shares redeemed	(217,624,688)	(9,350,407)
Redemption fees	34,544	6,437
Net increase (decrease) in net assets from Fund share transactions	607,961,225	299,252,433
Increase (decrease) in net assets	476,244,821	339,740,978
Net assets at beginning of period	339,740,978	—
Net assets at end of period (including accumulated distributions in excess of net investment income of $17,274,150 and $1,345,953, respectively)	$ 815,985,799	$ 339,740,978
* For the period from July 5, 2006 (commencement of operations) to December,31 2006.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007	2006[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.22	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.13	.08
Net realized and unrealized gain (loss)	(1.05)	2.34
Total from investment operations	(.92)	2.42
Less distributions from: Net investment income	(.63)	(.15)
Net realized gains	(.17)	(.05)
Total distributions	(.80)	(.20)
Redemption fee	.00***	.00***
Net asset value, end of period	$ 10.50	$ 12.22
Total Return (%)[c,d]	(7.84)	24.26**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	424	288
Ratio of expenses before expense reductions (%)	1.71	1.97*
Ratio of expenses after expense reductions (%)	1.51	1.51*
Ratio of net investment income (%)	1.14	1.39*
Portfolio turnover rate (%)	71	28**
[a] For the period from July 5, 2006 (commencement of operations) to December 31, 2006.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended December 31,	2007	2006[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.23	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.03	.02
Net realized and unrealized gain (loss)	(1.06)	2.35
Total from investment operations	(1.03)	2.37
Less distributions from: Net investment income	(.41)	(.09)
Net realized gains	(.17)	(.05)
Total distributions	(.58)	(.14)
Redemption fee	.00***	.00***
Net asset value, end of period	$ 10.62	$ 12.23
Total Return (%)[c,d]	(8.67)	23.75**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	90	27
Ratio of expenses before expense reductions (%)	2.42	2.51*
Ratio of expenses after expense reductions (%)	2.40	2.45*
Ratio of net investment income (%)	.25	.45*
Portfolio turnover rate (%)	71	28**
[a] For the period from July 5, 2006 (commencement of operations) to December 31, 2006.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended December 31,	2007	2006[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.23	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.16	.08
Net realized and unrealized gain (loss)	(1.06)	2.36
Total from investment operations	(.90)	2.44
Less distributions from: Net investment income	(.66)	(.16)
Net realized gains	(.17)	(.05)
Total distributions	(.83)	(.21)
Redemption fee	.00***	.00***
Net asset value, end of period	$ 10.50	$ 12.23
Total Return (%)[c]	(7.72)	24.41**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	123	20
Ratio of expenses before expense reductions (%)	1.70	1.50*
Ratio of expenses after expense reductions (%)	1.35	1.41*
Ratio of net investment income (%)	1.29	1.49*
Portfolio turnover rate (%)	71	28**
[a] For the period from July 5, 2006 (commencement of operations) to December 31, 2006.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended December 31,	2007	2006[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.23	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.17	.09
Net realized and unrealized gain (loss)	(1.07)	2.35
Total from investment operations	(.90)	2.44
Less distributions from: Net investment income	(.67)	(.16)
Net realized gains	(.17)	(.05)
Total distributions	(.84)	(.21)
Redemption fee	.00***	.00***
Net asset value, end of period	$ 10.49	$ 12.23
Total Return (%)[c]	(7.64)	24.35**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	180	5
Ratio of expenses before expense reductions (%)	1.30	1.46*
Ratio of expenses after expense reductions (%)	1.29	1.36*
Ratio of net investment income (%)	1.35	1.54*
Portfolio turnover rate (%)	71	28**
[a] For the period from July 5, 2006 (commencement of operations) to December 31, 2006.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS RREEF Global Real Estate Securities Fund (the "Fund") is a non-diversified series of DWS Advisor Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities and closed end investment companies are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

From November 1, 2007 through December 31, 2007, the Fund incurred approximately $17,015,000 of net realized capital losses and approximately $8,319,000 of passive foreign investment companies losses. As permitted by the tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending December 31, 2008.

The Fund has reviewed the tax positions for each of the open tax years as of December 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. Each of the Fund's federal tax returns remains subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Net unrealized appreciation (depreciation) on investments	$ (66,245,532)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Year Ended December 31, 2007	Period Ended December 31, 2006**
Distributions from ordinary income*	$ 44,599,129	$ 5,160,800
Distributions from long-term capital gains	$ 349,175	$ —
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.
** For the period from July 5, 2006 (commencement of operations) to December 31, 2006.

Offering Costs. Offering costs for the Fund were incurred in connection with the offering of shares were amortized over one year.

Redemption Fees. For the period from January 1, 2007 through March 11, 2007, the redemption or exchange of shares held for less than 30 days were assessed a fee of 2% of the total amount redeemed or exchanged. Effective March 12, 2007, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific series of the Trust, including the Fund, are allocated to that series. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the series in the Trust including the Fund.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund recharacterizes distributions received from a United States Real Estate Investment Trust ("US REIT") investment based on information provided by the US REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a US REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from US REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. With respect to the distributions received from foreign domiciled corporations, generally determined to be passive foreign investment companies for tax reporting purposes, such amounts are included in dividend income without any recharacterization.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding rates. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended December 31, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $1,028,019,854 and $457,565,730, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's sub-advisor.

Under the Investment Management Agreement the Fund pays a monthly management fee based on the Fund's average daily net assets computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	1.000%
Next $500 million of such net assets	.985%
Next $1 billion of such net assets	.960%
Next $2 billion of such net assets	.945%

RREEF America L.L.C. ("RREEF") is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund's portfolio have been delegated to RREEF. DIMA compensates RREEF out of the management fee it receives from the Fund.

Pursuant to investment sub-subadvisory agreements between RREEF and Deutsche Asset Management International GmbH, RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited (the "sub-subadvisors"), these entities act as sub-subadvisors to the Fund. As sub-subadvisors, under the supervision of the Board of Trustees, DIMA and RREEF, the sub-subadvisors manage the Fund's investments in specific foreign markets. The subadvisor pays each sub-subadvisor for its services from the investment advisory fee it receives from the Advisor.

Accordingly, for the year ended December 31, 2007, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.996% of the Fund's average daily net assets.

For the period from January 1, 2007 through September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.75%
Class C	2.45%
Class S	1.40%
Institutional Class	1.35%

For the period from October 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.51%
Class C	2.26%
Class S	1.26%
Institutional Class	1.26%

In addition, for Class A shares, effective August 14, 2006, the Advisor has voluntarily agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) to the extent necessary to maintain the operating expenses at 1.50%.

Under these arrangements, for the year ended December 31, 2007, the Advisor waived $64,307 of sub-recordkeeping expense for Class S shares.

Administration Fee. Pursuant to an Administration Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administration Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2007, the Advisor received an Administration Fee of $672,122, of which $72,039 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Prior to April 1, 2007, DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended December 31, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at December 31, 2007
Class A	$ 723,660	$ 723,660	$ —
Class C	90,833	17,581	7,351
Class S	221,527	221,527	—
Institutional Class	13,784	9,663	—
	$ 1,049,804	$ 972,431	$ 7,351

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended December 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2007
Class C	$ 635,940	$ 60,714

In addition, DWS-SDI provides information and administration services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at December 31, 2007	Annual Effective Rate
Class A	$ 950,674	$ 94,830	$ 101,477.21%
Class C	210,359	—	39,550.25%
	$ 1,161,033	$ 94,830	$ 141,027

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2007 aggregated $204,581.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on a rate of 1% for Class C, of the value of the shares redeemed. For the year ended December 31, 2007, the CDSC for Class C shares aggregated $50,676. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended December 31, 2007, DWS-SDI received $10,140 for Class A shares

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $36,022, of which $7,549 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2007		Period Ended December 31, 2006*
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	23,699,118	$ 290,128,453	23,940,309	$ 256,468,752
Class C	8,128,207	101,322,311	2,191,276	24,693,852
Class S	13,790,825	167,403,561	1,633,303	18,107,259
Institutional Class	19,363,212	227,101,475	428,325	4,338,379
		$ 785,955,800		$ 303,608,242
Shares issued to shareholders in reinvestment of distributions
Class A	2,405,375	$ 26,777,191	371,807	$ 4,405,919
Class C	293,680	3,274,230	18,503	219,449
Class S	438,540	4,618,785	23,172	274,815
Institutional Class	474,288	4,925,363	7,424	87,978
		$ 39,595,569		$ 4,988,161
Shares redeemed
Class A	(9,291,011)	$ (109,796,995)	(783,524)	$ (8,944,812)
Class C	(2,187,894)	(25,433,536)	(2,848)	(32,782)
Class S	(4,128,086)	(48,381,129)	(31,404)	(372,813)
Institutional Class	(3,136,339)	(34,013,028)	—	—
		$ (217,624,688)		$ (9,350,407)
Redemption fees		$ 34,544		$ 6,437
Net increase (decrease)
Class A	16,813,482	$ 207,116,578	23,528,592	$ 251,932,358
Class C	6,233,993	79,164,705	2,206,931	24,880,608
Class S	10,101,279	123,651,287	1,625,071	18,013,110
Institutional Class	16,701,161	198,028,655	435,749	4,426,357
		$ 607,961,225		$ 299,252,433
* For the period from July 5, 2006 (commencement of operations) to December 31, 2006.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Portfolio may borrow up to a maximum of 33 1/3 percent of its net assets under the agreement.

At December 31, 2007, the Fund had a $950,000 outstanding loan. Interest expense incurred on the borrowing was $33,736 for the year ended December 31, 2007. The average dollar amount of the borrowings was $4,657,143, the weighted average interest rate on these borrowings was 5.32% and the Fund had a loan outstanding for forty-nine days throughout the period.

F. Real Estate Concentration Risk

The Fund concentrates its investments in real estate securities, including US REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate such as declines in property values; increases in property taxes, operating expenses, interest rates or competition; zoning changes; and losses from casualty and condemnation.

G. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds and Shareholders of DWS RREEF Global Real Estate Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS RREEF Global Real Estate Securities Fund (the "Fund") at December 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 29, 2008	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.02 per share from net long-term capital gains during its year ended December 31, 2007, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates approximately $13,446 as capital gain dividends for its period ended December 31, 2007, of which 100% represents 15% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DIMA, the sub-advisory agreement between DIMA and RREEF America LLC ("RREEF") (the "Sub-Advisory Agreement"), and the sub-sub-advisory agreements between RREEF and each of Deutsche Asset Management International GmbH, RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited, and Deutsche Investments Australia Limited (the "Sub-Sub-Advisors") (the "Sub-Sub-Advisory Agreements" and together with the Sub-Advisory Agreement, the "Sub-Advisory Agreements"), in September 2007.

In terms of the process that the Trustees followed prior to approving the agreements, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement and Sub-Advisory Agreements.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants, including the Fund's independent fee consultant, in the course of their 2007 review of the Fund's contractual arrangements. In particular, the Trustees considered the report prepared by the independent fee consultant in connection with their deliberations.

The sub-advisory fees paid to RREEF and the Sub-Sub-Advisors are paid by DIMA out of its fee and not directly by the Fund.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's, RREEF's and the Sub-Sub-Advisors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement and Sub-Advisory Agreements, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the contractual fee rates paid by the Fund were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Trustees observed that there were significant limitations to the usefulness of the comparative data provided by Lipper, Inc., noting that the applicable Lipper universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund. The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be higher than the median of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Trustees observed that there were significant limitations to the usefulness of the comparative data provided by Lipper, Inc., noting that the applicable Lipper universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund. The Board considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the period since inception through June 30, 2007, the Fund's performance (Class A shares) was in the 1st quartile of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark during this period. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA, RREEF and the Sub-Sub-Advisors. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement and Sub-Advisory Agreements, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by DIMA, RREEF and the Sub-Sub-Advisors have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA, RREEF and the Sub-Sub-Advisors regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA, RREEF or the Sub-Sub-Advisors, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Fund's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement and the Sub-Advisory Ageements, and concluded that the continuation of such agreements was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2006 Board Member since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		76
Henry P. Becton, Jr. (1943) Board Member since 2006	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	76
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	76
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	76
Martin J. Gruber[7] (1937) Board Member since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	76
Richard J. Herring (1946) Board Member since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	76
Graham E. Jones[7] (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	76
Rebecca W. Rimel (1951) Board Member since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[1] (January 2007-June 2007)	76
William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	76
Jean Gleason Stromberg (1943) Board Member since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	76
Carl W. Vogt[7] (1936) Board Member since 2006	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		74
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	82
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 2003-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 2002-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[6] (1967) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Diane Kenneally[6] (1966) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.
7 At present, substantially all DWS mutual funds are overseen by one of two boards of trustees (the "Boards"). Each Board, including the Board that oversees your Fund (the "New York Board"), has determined that the formation of a single consolidated Board overseeing these funds is in the best interests of the Funds and their shareholders. In this connection, each Board has approved a plan outlining the process for implementing the consolidation of the New York Board with the other primary DWS fund board (the "Chicago Board"). (The geographic references in the preceding sentences merely indicate where each Board historically held most of its meetings.)
The consolidation of the two Boards is expected to take effect on or about April 1, 2008 (the "Consolidation Date"). To accomplish the consolidation, the New York Board will nominate and elect four individuals (John W. Ballantine, Paul K. Freeman, William McClayton and Robert H. Wadsworth) who currently serve on the Chicago Board to the Board of your Fund and each other fund overseen by the New York Board. Information regarding these four individuals is set forth below. In addition, the Chicago Board has determined to nominate and recommend that shareholders of each fund overseen by that Board elect eight members of your Fund's Board (Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring, Rebecca W. Rimel, William N. Searcy, Jr. and Jean Gleason Stromberg). As a result, as of the Consolidation Date, it is expected that the four Chicago Board members and eight New York Board members named above (each of whom will be an Independent Board Member), together with Axel Schwarzer, CEO of DWS Scudder, will constitute the Board of substantially all DWS Scudder funds (134 funds), including your Fund. To facilitate the Board consolidation, three members of the New York Board (Martin J. Gruber, Graham E. Jones and Carl W. Vogt) have agreed to resign as of the Consolidation Date, which is prior to their normal retirement dates.
Following the Consolidation Date, it is expected that the consolidated Board will implement certain changes to the Fund's current committee structure and other governance practices, including the appointment of new committee chairs and members.
Name and Year of Birth Chicago Board Members to be Elected to New York Board	Business Experience and Directorships During the Past 5 Years	Position with the DWS Funds and Length of Time Served
John W. Ballantine (1946)	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank
Chicago Board Member since 1999
Paul K. Freeman (1950)	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998). Formerly, Trustee of funds managed by DIMA or its affiliates (1993-2002).
Chicago Board Member since 2002, Chairperson since 2007
William McClayton (1944)	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Senior Partner, Arthur Andersen LLP (accounting) (1966-2001). Directorship: Board of Managers, YMCA of Metropolitan Chicago. Formerly, Trustee, Ravinia Festival.
Chicago Board Member since 2004
Robert H. Wadsworth (1940)	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of funds managed by DIMA or its affiliates (1999-2004).	Chicago Board Member since 2004

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	RRGAX	RRGCX	RRGTX	RRGIX
CUSIP Number	23336Y 672	23336Y 664	23336Y 649	23336Y 656
Fund Number	465	765	2365	811

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2007, DWS RREEF Global Real Estate Securities Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$62,100	$0	$0	$0
2006	$58,000	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control

Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$58,500	$25,000	$0
2006	$155,500	$11,930	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$0	$25,000	$600,000	$625,000
2006	$0	$11,930	$0	$11,930

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Global Real Estate Securities Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS RREEF Global Real Estate Securities Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 29, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	February 29, 2008